Rhopressa TM (netarsudil ophthalmic solution) 0.02% Rocket 4 Phase 3 Topline Results 1 Exhibit 99.2

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product candidates being approved by regulatory authorities.
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cause actual results to differ materially from those contemplated by the statements. In evaluating these
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materially from any forward-looking statements. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk
Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations.” In particular, the topline Rocket 4 data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. In addition, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later clinical trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

•
Rhopressa™
QD
met
the
criteria
for
non-inferiority
to
timolol
BID
for
the
primary
efficacy
analysis
(for
baseline
IOP
<
25
mmHg)
–
Also
met
non-inferiority
for
baseline
IOP
<
27
mmHg
and
<28
mmHg
•
Rhopressa™
QD
showed
stable
efficacy
from
Week
2
to
Month
3
•
Consistent
efficacy
results
across
multiple
statistical
analysis
imputations
(PP/ITT/LOCF)
•
The
main
adverse
event
for
Rhopressa™
was
conjunctival
hyperemia,
which
was
reported
in
~40%
of
patients
and
was
scored
as
mild
for
~85%
of
the
patients
•
There
were
no
drug-related
serious
adverse
events
and
no
evidence
of
treatment-related
systemic
effects
Rhopressa
TM
Achieves Primary Clinical Endpoint

Rocket 4 Trial Design
Patients randomized
1:1
Primary endpoints:
•
Efficacy: Mean IOP at Weeks 2 and 6 and Month 3 for subjects with baseline IOP > 20 mmHg and <25 mmHg
(N = 423 subjects per protocol)
•
Safety: Ocular and systemic safety during a 6-month treatment period
Patients with open angle glaucoma (OAG) or ocular hypertension (OHT)
with IOP > 20 mmHg and < 30 mmHg at 8am,
N = 708 subjects randomized at 52 US sites
Rhopressa™
(AR-13324) 0.02%
QD (PM)
Timolol 0.5%
BID (AM and
PM)

ClinicalTrials.gov Identifier: NCT02558374

Baseline Demographics
Rhopressa
TM
QD
N = 351
Timolol BID
N = 357
Gender,
n
(%)
Male
143 (40.7%)
120 (33.6%)
Female
208 (59.3%)
237 (66.4%)
Race,
n
(%)
White
259 (73.8%)
274 (76.8%)
Black/African
American
84 (23.9%)
75 (21.0%)
Asian
7 (2.0%)
6 (1.7%)
Multiple
0 (0%)
1 (0.3%)
Other
1 (0.3%)
1 (0.3%)
Age
(years)
<
65
165(47.0%)
164 (45.9%)
>65
186 (53.0%)
193 (54.1%)
Iris
Color,
n
(%)
Brown/Black
241 (68.7%)
227 (63.6%)
Blue/Grey/Green
73 (20.8%)
90 (25.2%)
Hazel
36 (10.3%)
40 (11.2%)
Other
1 (0.3%)
0 (0%)

++Data on File
Based on Rocket 4 Topline Interim 3-month

Patient Disposition
Rhopressa™ QD
N = 351
Timolol BID
N = 357
Completed
Month
3
290 (82.6%)
335 (93.8%)
Discontinued Prior to Month 3
61 (17.4%)
22 (6.2%)
Discontinued
Adverse
Event
Withdrawal
of
Consent
Non-Compliant
Lost
to
Follow-up
Lack
of
Efficacy
Disallowed
Concurrent
Medication
Investigator Decision
Protocol Violation
Other
39 (11.1%)
7 (2.0%)
1 (0.3%)
0
5 (1.4%)
1 (0.3%)
0
4 (1.1%)
4 (1.1%)
6
(1.7%)
7 (2.0%)
1 (0.3%)
0
0
2 (0.6%)
2 (0.6%)
3 (0.8%)
1 (0.3%)

++Data on File
Based on Rocket 4 Topline Interim 3-month

Patient Disposition
(For Baseline IOP < 25 mmHg)
Rhopressa™ QD
N = 214
Timolol BID
N = 209
Completed
Month
3
189 (88.3%)
199 (95.2%)
Discontinued Prior to Month 3
25 (11.7%)
10 (4.8%)
Discontinued
Adverse
Event
Withdrawal
of
Consent
Non-Compliant
Lost
to
Follow-up
Lack
of
Efficacy
Disallowed
Concurrent
Medication
Investigator Decision
Protocol Violation
Other
16 (7.5%)
3 (1.4%)
1 (0.5%)
0
1 (0.5%)
1 (0.5%)
0
2 (0.9%)
1 (0.5%)
4
(1.9%)
2 (1.0%)
1 (0.5%)
0
0
1 (0.5%)
1 (0.5%)
1 (0.5%)
0

++Data on File
Based on Rocket 4 Topline Interim 3-month

Rhopressa™ 0.02% QD (n=186)
Timolol 0.5% BID (n=187)
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
Pre-Study
8AM Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

Rhopressa
TM
Achieved Non-Inferiority In the Primary
Efficacy Analysis (Baseline IOPs < 25 mmHg)
Mean IOP at Each Time Point  (Per Protocol)

++Data on File
Based on Rocket 4 Topline Interim 3-month efficacy

Mean IOP mmHg		Difference from Rhopressa™ QD (95% CI)
	Rhopressa™ QD N=186	Timolol 0.5% BID N=187	
Baseline			
8:00 AM	22.4	22.4	
10:00 AM	21.1	21.3	
4:00 PM	20.7	20.7	
Mean Diurnal	**21.4**	**21.5**	
Day 15			
8:00 AM	17.7	17.5	0.2 (-0.4, 0.8)
10:00 AM	16.6	16.7	-0.2 (-0.7, 0.4)
4:00 PM	16.3	16.9	-0.6 (-1.2, 0.0)
Mean Diurnal	**16.8**	**17.0**	**-0.2 (-0.7, 0.3)**
Day 43			
8:00 AM	17.8	17.6	0.3 (-0.3, 0.9)
10:00 AM	16.8	17.0	-0.2 (-0.8, 0.4)
4:00 PM	16.6	16.7	-0.1 (-0.7, 0.5)
Mean Diurnal	**17.0**	**17.1**	**0.0 (-0.6, 0.5)**
Day 90			
8:00 AM	17.9	17.3	0.6 (0.0, 1.2)
10:00 AM	16.9	16.7	0.2 (-0.4, 0.8)
4:00 PM	16.7	16.8	-0.1 (-0.7, 0.6)
Mean Diurnal	**17.2**	**16.9**	**0.2 (-0.3, 0.8)**

≤

≤

≤

≤

Rhopressa
TM
Phase 3 Rocket 4,
Per Protocol Baseline IOPs < 25 mmHg
9
Summary
•
Upper 95% CI    1.5 mmHg at
all time points,     1.0 mmHg at
majority (8/9) time points
•
Rocket 1:    1.0 mmHg at
majority (7/9) time points
•
Rocket 2:    1.0 mmHg at
majority (6/9) time points
•
Met the criteria for
demonstrating non-inferiority
++Data on File
Based on Rocket 4 Topline Interim 3-month efficacy

25
24
23
22
21
20
19
18
17
16
15
14
mmHg +/- SEM
Rhopressa™ 0.02% QD (n=240)
Timolol 0.5% BID (n=249)
Pre-
Study
8AM
Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

10 Rhopressa TM Achieved Non-Inferiority For Baseline IOP < 27 mmHg ++Data on File Based on Rocket 4 Topline Interim 3-month efficacy Mean IOP at Each Time Point (Per Protocol)

Rhopressa™ Rocket 4 Efficacy Results for
Different Baseline IOPs
Baseline IOP (mmHg)
Non-inferiority
<30
Did not meet**
<28
Met
<27
Met
<26
Met
<25*
Met
<24
Met
<22
insufficient power
*Primary endpoint
** Missed
2
time
points
by
0.03
mmHg

++Data on File
Based on Rocket 4 Topline Interim 3-month efficacy

Rocket 4
Rhopressa™ Synergy with PGAs
•
Rhopressa™ synergy with prior PGA use evident at Week 2
•
Observed in previous Rhopressa™ trials
12
Prior PGA
No Prior PGA
++Data on File
Based on Rocket 4 Topline Interim 3-month efficacy

Safety/Tolerability
Overview
of
Rhopressa
TM
•
There were no drug-related serious adverse events (SAEs)
•
There was no evidence of treatment-related systemic effects
(e.g., clinical laboratory or haematology values, heart rate or blood pressure)
•
The most common adverse event was conjunctival hyperemia
with ~40% incidence
and was scored as mild for ~85% of the
patients
•
Other ocular AEs
–
AEs
occurring
in
~5-12%
of
subjects
receiving
Rhopressa
TM
included: conjunctival hemorrhage, cornea verticillata, lacrimation increased and vision blurred

++Data on File
Based on Rocket 4 Topline Interim 3-month safety

Rhopressa
TM
Phase
3
Safety
Profile
Adverse Events
(  5% in any group)
Rhopressa
TM
QD
N
= 351
Timolol
BID
N
= 357
Eye Disorders
Conjunctival Hyperemia
148 (42.2%)
24 (6.7%)
Conjunctival Hemorrhage
41 (11.7%)
7 ( 2.0%)
Cornea Verticillata
41 (11.7%)
0 ( 0.0%)
Lacrimation Increased
21 ( 6.0%)
4 ( 1.1%)
Vision Blurred
20 ( 5.7%)
2 (0.6%)
Administration Site Conditions
Instillation Site Pain
82 (23.4%)
89 (24.9%)
Instillation
Site Erythema
36 (10.3%)
3 (0.8%)
Patients with known contraindications or hypersensitivity to timolol were excluded

++Data on File
Based on Rocket 4 Topline Interim 3-month safety

0.0
0.5
1.0
1.5
2.0
2.5
3.0
Baseline
Week 2
Week 6
Month 3
Rhopressa™ (N=351)
No Change in Mean Hyperemia Score Over Time
(Interim Month 3)
•
Hyperemia
severity
did
not
increase
with
continued
dosing
•
Hyperemia
was
sporadic
•
Only
~16%
of
patients
had
hyperemia
on
each
study
visit
day
from
week
2
to
month
3
(similar
to
the
rates
seen
for
Rocket
1,
Rocket
2
and
Mercury
1)
•
In
Rocket
2,
only
~10%
of
patients
had
hyperemia
on
each
study
visit
day
from
week
2
to
month
12
Hyperemia severity
0 = none
1 = mild
2 = moderate
3 = severe

++Data on File
Based on Rocket 4 Topline Interim 3-month safety

When Present, ~85% of Rhopressa
TM
Hyperemia
Graded as Mild
For illustrative purposes only
Grade
Image
Description
0
None/Normal
1
Mild
2
Moderate
3
Severe
16
++
Data on File
Based on Rocket 4 Topline Interim 3-month safety

Rhopressa™ Adverse Events Summary
•
Conjunctival Hemorrhage
•
sporadic subconjunctival petechiae
•
Cornea Verticillata
•
asymptomatic non-toxic lipid deposits
•
only visible via biomicroscopy evaluation
•
Instillation Site Pain
•
same incidence as timolol
•
transient
++
Data on File
Based on Rocket 4 Topline Interim 3-month safety

Timolol Caused Statistically Significant
Reduction in Heart Rate (Rocket 4)
•
Timolol reduced mean heart rate by 2 -
3 beats per minute (average across
all patients; p < 0.001)
•
Despite all measures to exclude patients with possible negative sensitivity to beta-blockers

++Data on File
Based on Rocket 4 Topline Interim 3-month safety

Rhopressa
TM
Performance Summary To Date
19
Well researched with nearly 2,000 clinical patients
Once-daily efficacy demonstrated in 4 Phase 3 trials
(Rocket 1, 2, 4 and Mercury 1)
Stable efficacy through 12 months
Synergistic/additive effect with prostaglandin analogues
Well-tolerated with no evidence of treatment-related systemic effects
Promising early results: e.g., trabecular meshwork anti-fibrotic/disease modification and 24-hour IOP control

Rhopressa
TM
and Roclatan
TM
Key Milestones
20
Q1-2017: Rhopressa™
NDA re-filing expected
Q2-2017: Rhopressa™
Rocket
4
Topline
safety
(6
mos)
Q1-2016: Rhopressa™
Rocket
2
Topline
safety
(12
mos)
Q4-2016: Rhopressa™
Rocket
4
Topline
efficacy
(3
mos)
2016
2017
Q1-2016: Roclatan™
P3 Mercury 2
initiated
Near YE 2017: Roclatan™
NDA filing expected
Q2-2017: Roclatan™
P3 Mercury 2
Topline
efficacy
(3
mos)
Q3-2017: Roclatan™
P3 Mercury 1
Topline
safety
(12
mos)
1H-2017: Roclatan™
P3 Mercury 3 (EU)
to be initiated
Q3-2016: Roclatan™
P3 Mercury 1
Topline
efficacy
(3
mos)